UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06709
Name of Registrant:	Vanguard Florida Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2012 – May 31, 2013
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2013

Vanguard Florida Focused Long-Term

Tax-Exempt Fund

> After generally strong performance since early 2011, municipal bonds lost ground in the six months ended May 31, 2013.

> Vanguard Florida Focused Long-Term Tax-Exempt Fund returned –1.52% for

Investor Shares for the period, behind its national benchmark index but slightly ahead of the average return of peers.

> If the proposal to merge the fund into Vanguard Long-Term Tax-Exempt Fund is approved in late July, this will be the fund’s last report to shareholders.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangement.	36
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Florida Focused Long-Term Tax-Exempt Fund
Investor Shares	2.15%	3.80%	1.75%	-3.27%	-1.52%
Admiral™ Shares	2.23	3.94	1.79	-3.27	-1.48
Barclays Municipal Bond Index					-1.09
Spliced Other States Municipal Debt Funds Average					-1.66

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to
Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper
Inc.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4%.
Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2012, Through May 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Focused Long-Term
Tax-Exempt Fund
Investor Shares	$12.46	$12.03	$0.219	$0.023
Admiral Shares	12.46	12.03	0.223	0.023

Chairman’s Letter

Dear Shareholder,

Bond market returns were disappointing in the six months ended May 31, 2013. Gains early in 2013 were bookended by sell-offs in December and May. Questions about when the Federal Reserve might scale back its bond-buying stimulus program led interest rates to climb in the period’s closing weeks, making it the worst May for municipal bonds in more than two decades.

Against this backdrop, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned –1.52% for Investor Shares and –1.48% for Admiral Shares for the six months, trailing its national benchmark index but slightly ahead of the average return of its peers. Unlike its benchmark, your fund is concentrated in Florida municipal bonds, which represented more than half of fund assets as of May 31.

As municipal bond prices fell, yields rose. (Bond yields and prices move in opposite directions.) The 30-day SEC yield for Investor Shares increased from 1.97% on November 30, 2012, to 2.15% on May 31.

Please note: As previously announced, Florida fund shareholders have been asked to approve the merger of the fund into Vanguard Long-Term Tax-Exempt Fund. Your fund’s board of trustees believes this merger is in the best interests of shareholders. Florida residents no longer receive state-specific tax benefits from investing solely in Florida municipal bonds. The merger would allow Florida shareholders access to a larger, more diversified fund with the same expense ratio and long-term focus.

Voting results will be available following the shareholder meeting on July 22, after this report has been printed. If approved, the fund merger is expected to occur by the end of July, making this the last shareholder report for the Florida fund.

Bond returns retreated as yields jumped in May

Bonds, which had clung to a modestly positive return in the previous few months, dipped into negative territory in May. Rising home prices contributed to the sell-off. Comments by Fed Chairman Ben

Bernanke also disconcerted investors; he told Congress that the central bank might decide in coming months to curtail its massive bond-buying program.

Both the broad U.S. taxable bond market and the broad municipal market returned –1.1% for the six months ended May 31. The yield on the 10-year Treasury note closed the period at 2.11%, low by historical measures but considerably higher than the April-end yield of 1.67%.

As it has since December 2008, the Fed kept its target for short-term interest rates between 0% and 0.25%, severely restraining returns from money market funds and savings accounts.

Market Barometer
	Total Returns
	Periods Ended May 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.05%	0.91%	5.50%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.09	3.05	5.70
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.25

Stocks
Russell 1000 Index (Large-caps)	16.68%	27.62%	5.57%
Russell 2000 Index (Small-caps)	20.60	31.07	7.15
Russell 3000 Index (Broad U.S. market)	16.97	27.88	5.69
MSCI All Country World Index ex USA (International)	8.11	25.79	-1.62

CPI
Consumer Price Index	1.18%	1.36%	1.46%

Stocks were strong globally, but Japan’s market turned volatile

Stocks worldwide performed robustly over the half year despite giving back some gains in the period’s final weeks. The overall return was about 12%. U.S. stocks, spared some of the international turbulence, increased nearly 17% as the economy kept slowly improving.

Developed markets stocks in the Pacific region returned about 14% and those in Europe about 10%, while emerging markets stocks crept up about 1%. Although Japanese stocks climbed more than 20% for the period, they sank more than 5% in May as Prime Minister Shinzo Abe’s economic recovery plan hit some unexpected bumps.

Joe Davis, Vanguard’s chief economist, recently noted that stimulative central bank policies in the United States, Japan, and Europe have affected financial markets substantially and “boosted investor psychology and business psychology to some extent.” Central banks have engaged in bond-buying on a massive scale to hold down long-term interest rates and thus encourage business and consumer borrowing. Joe did voice concern that the “sheer size” of central bank actions may be distorting investors’ decisions and leading some to take undue risk.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Focused Long-Term Tax-Exempt
Fund	0.20%	0.12%	1.00%

The fund expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Other States Municipal Debt Funds.

Although challenges continue, state and local finances improved

Despite some well-publicized exceptions, such as in Detroit and Illinois (now the state with the lowest credit rating on its general obligation bonds), the finances of many state and local governments have continued to improve during the six months. (Bonds from issuers in Illinois, such as O’Hare International Airport, accounted for only about 2% of fund assets, on average, during the half year. The fund did not hold any bonds from issuers in Michigan.)

In Florida, the unemployment rate, which had climbed to double-digit levels during the Great Recession, dropped from 8.0%

Investment insight
What might tax-exempt bonds return in the future?
It’s often said that a bond’s current yield to maturity—its rate of return if held until the bond matures—is a good indicator of the total return you will realize on the bond.
The chart below compares the historical yields of municipal bonds nationwide (the dotted line) with their average total return over the succeeding ten years (the solid line) to show how closely they’ve tracked each other in the past. (In other words, the data point on the solid line for December 31, 2002, represents the average annual return for the ten years ended December 31, 2012.) At the close of the period, municipal bond yields hovered near historical lows, suggesting that future returns will be much more modest than those earned in recent years.

Source: Barclays Municipal Bond Index.

in November 2012 to 7.1% (preliminary) in May—below the national average. The Sunshine State’s economic recovery has benefited from service industries including tourism, health care, and finance. And the state’s battered housing market, one of the hardest-hit across the country, continues to recover: Home prices in Miami and Tampa rose approximately 11% in the first quarter of 2013 compared with the same period in 2012, according to the S&P/Case-Shiller Home Price Index.

Another positive indicator for Florida is tax revenues; according to preliminary estimates from the Nelson A. Rockefeller Institute of Government, they increased more than 5% in the first calendar quarter of 2013 compared with the same period in 2012. (Some states that assess personal income taxes experienced even higher growth rates.)

Lawmakers in many states have been negotiating their budgets for the next fiscal year, and they appear cautious about budgeting for increased spending and hiring, given the uncertainty about both federal fiscal policy and how the federal sequestration will affect states. Evidence of fiscal restraint can also be seen in municipal bond financing trends. For the first five months of 2013, the total dollar volume of tax-exempt bonds sold nationwide was modestly lower than year-ago levels. Borrowers have become more conservative in issuing new debt and have already taken advantage of many opportunities to refinance existing debt at lower interest rates.

Nationwide, amid relatively light supply, munis performed well after Congress addressed some of the “fiscal cliff” uncertainty at the turn of the new year. Even as new highs in the stock market lured some investors away, demand for municipal bonds was healthy—especially because their yields, given their federal tax exemption, were attractive compared with those of similar-maturity U.S. Treasury securities. But municipals were affected like other bonds when interest rates increased in May. As rates rose, the intermediate-maturity bonds favored by your fund’s advisor underperformed, holding back results.

Bonds remain a key element of a diversified portfolio

The bond market enjoyed decades of robust returns against a backdrop of falling interest rates, tame inflation, and, at times, investors’ search for a safe harbor from stock market volatility.

But those hoping to see this happen again soon are likely to be disappointed. Although yields have ticked up of late, they are still not far off historical lows. This doesn’t just mean that bonds are generating modest income; it also means that there’s little room for them to appreciate in price, because yields and prices move in opposite directions. And if interest rates rise substantially, bonds may well deliver more negative returns—as many did in the last six months.

Although reducing your bond allocation and waiting in the wings might seem like the prudent thing to do, there are good reasons to think twice before making any abrupt shifts in your portfolio. Research has shown that trying to time the markets—in this case, trying to make the right call on when to get out of bonds and when to get back into them—doesn’t often work out well.

Keep in mind, too, that reducing the amount of bonds in an otherwise well-balanced portfolio inevitably increases your volatility risk. That’s because the bond component plays an essential role in helping to cushion the impact of volatility in the stock component, especially during steep downturns in the equity market.

That point was made in a recent Vanguard research paper examining the impact of low bond returns on a balanced portfolio.

“The diversification benefits of bonds in a stock/bond portfolio will likely persist,” wrote the authors, Francis M. Kinniry Jr. and Brian J. Scott. “This feature, more than projected returns, justifies a strategic allocation to bonds.” (You can find the full report, Reducing Bonds? Proceed With Caution, at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 17, 2013

Advisor’s Report

For the six months ended May 31, 2013, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned –1.52% for Investor Shares and –1.48% for Admiral Shares, lagging the –1.09% return of its national benchmark index. The fund modestly outpaced the –1.66% average return of its peers.

The investment environment

The fiscal half year was difficult for the municipal bond market, primarily because of investor skittishness at the start and end of the period. In late May, Federal Reserve Chairman Ben Bernanke told Congress that the Fed might decide in the coming months to scale back its stimulative program of buying $85 billion a month of U.S. Treasury bonds and mortgage-backed securities.

Although the chairman’s brief remark was ambiguous—no specific timetable, amounts, targets, or economic trigger points were mentioned—Treasury and other taxable bond markets reacted negatively, and municipal bonds followed suit. Yields, especially those of longer-term bonds, rose sharply, and prices, which move inversely to yields, fell substantially. The downdraft was surprising, because May has historically been a relatively good month for municipal bonds as a result of seasonal supply-and-demand factors. (Shortly after our reporting period ended, Mr. Bernanke was more expansive. He said that the Fed could start scaling back bond purchases later in 2013, possibly ending the program by mid-2014.)

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2012	2013
2 years	0.30%	0.29%
5 years	0.64	0.94
10 years	1.47	2.09
30 years	2.47	3.24
Source: Vanguard.

This time, May mirrored December, when investors were unnerved by the potential economic consequences associated with the “fiscal cliff” negotiations, and by a proposal to curb the federal tax exemption on municipal bond income. Municipal bond returns recovered somewhat, despite some March volatility, only to run into the May jitters.

With its bond actions, the Fed has aimed to reduce the yields of longer- and intermediate-term bonds. Its parallel policy for short-term interest rates, in place since December 2008, has maintained its target for the federal funds rate between 0% and 0.25%. This, of course, is why the yields of money market funds remain suppressed. The central bank is expected to keep short-term rates at ultralow levels until the stubbornly high unemployment rate falls significantly.

In light of those policies, yield-starved investors had been willing to take on more risk. That included buying bonds with longer maturities—especially those that are callable—and bonds of lower credit quality. May’s plummet in prices, and increases in yield, affected longer-maturity bonds the most because of their greater rate sensitivity. Bonds of lower credit quality continued to outperform those of higher quality, producing positive, though not stellar, returns.

For bond issuers, low interest rates are a different story. These rates have enabled state and local governments to refinance outstanding higher-cost debt and reduce the debt-service burden on stressed budgets, though there are signs that this tactic may be running its course. They also make financing new projects less costly. Florida and other issuers, however, have been approaching these “new money” bonds cautiously because they are still shoring up their finances in the wake of the Great Recession. State and local governments typically lag in recovering from recessions, and this latest slump was unusually severe.

Management of the fund

During the six months, we continued to evaluate opportunities to find value in tax-exempt deals coming to market in all of the states, not just in Florida. (As of May 31, almost 55% of fund assets were invested in Florida securities, with the balance invested elsewhere.) Even though municipal bond issuance nationwide during the first five months of 2013 was relatively light, we found securities that met our credit-quality and other standards. Our selective purchases allowed us to add exposure in maturities beyond 10 years and to diversify our holdings within that category.

Our emphasis on maturities in the 10- to 20-year range has helped the fund maximize risk-adjusted returns for shareholders for some time. However, it worked against the fund during this most recent period, when a steepening yield curve affected the more rate-sensitive bonds. Our overweighting of longer-term bonds was accompanied by an underweighting of bonds with maturities under 5 years.

Some of the latter bonds experienced smaller yield increases (and smaller price declines), while longer-dated bonds saw the largest price declines.

A look ahead

As the economy improves and the Fed eventually tapers off its bond-buying program, we expect interest rates to become more volatile. Investors are likely to keep reaching for yield, especially if short-term rates remain near zero. We expect lower-quality bonds to continue to outperform but ultimately become overvalued; accordingly, we plan to gradually reduce our exposure to them.

We still favor sectors, such as health care, that provide relative value opportunities. Even if today’s low yields persist, we are confident that our deep bench of analysts, traders, and portfolio managers can keep adding value to Vanguard funds.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

June 19, 2013

Florida Focused Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFLTX	VFLRX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.15%	2.23%

Financial Attributes

		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	303	46,973
Yield to Maturity
(before expenses)	2.5%	2.3%
Average Coupon	4.9%	4.9%
Average Duration	6.5 years	7.1 years
Average Effective
Maturity	6.1 years	6.0 years
Short-Term
Reserves	3.7%	—

Volatility Measures
Barclays
Municipal
Bond
Index
R-Squared	0.99
Beta	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	8.0%
1 - 3 Years	7.4
3 - 5 Years	20.9
5 - 10 Years	59.5
10 - 20 Years	2.7
20 - 30 Years	1.4
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)
AAA	14.4%
AA	54.1
A	28.2
BBB	3.3

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Florida Focused Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013
				Barclays
				Municipal
				Bond
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.43%	2.95%	7.38%	6.65%
2004	4.33	-0.63	3.70	4.07
2005	4.34	-1.30	3.04	3.88
2006	4.59	1.31	5.90	6.12
2007	4.50	-1.56	2.94	2.71
2008	4.21	-10.08	-5.87	-3.61
2009	5.04	9.59	14.63	14.17
2010	4.36	0.35	4.71	4.76
2011	4.24	2.20	6.44	6.53
2012	4.00	7.41	11.41	10.17
2013	1.75	-3.27	-1.52	-1.09
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	5.99%	5.93%	4.36%	0.40%	4.76%
Admiral Shares	11/12/2001	6.08	6.01	4.44	0.40	4.84

See Financial Highlights for dividend and capital gains information.

Florida Focused Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.3%)
Florida (54.8%)
Alachua County FL Health Facilities Authority
Revenue (Shands Teaching Hospital &
Clinics Inc. Project)	6.250%	12/1/16 (14)	7,160	7,727
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,444
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,910
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,623
Brevard County FL Health Facilities Authority
Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	8,450
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,685
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,304
Broward County FL Sales Tax Revenue
(Main Courthouse Project)	5.250%	10/1/36	2,500	2,812
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,514
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,557
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,294
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,427
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,391
Florida Board of Education Public Education
Capital Outlay GO	6.000%	6/1/23	3,000	3,976
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/35	7,000	7,951
Florida Department of Environmental Protection
& Preservation Revenue	5.000%	7/1/27	5,000	5,523
Florida Department of Transportation GO	5.000%	7/1/14 (Prere.)	7,350	7,797
Florida Housing Finance Corp. Homeowner
Mortgage Revenue	5.500%	7/1/39	10	10
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,651
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,350
Florida Water Pollution Control Financing
Corp. Revenue	5.000%	1/15/20	2,000	2,356
Florida Water Pollution Control Financing
Corp. Revenue	5.000%	1/15/25	3,000	3,484
Gainesville FL Utilities System Revenue VRDO	0.070%	6/3/13	3,900	3,900
Halifax Hospital Medical Center Florida
Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,180
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/31	4,000	4,267

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/35	8,775	9,339
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,732
Hillsborough County FL Industrial Development
Authority Hospital Revenue (H. Lee Moffitt
Cancer Center Project)	5.250%	7/1/27	3,000	3,231
Hillsborough County FL Industrial Development
Authority Hospital Revenue (Tampa General
Hospital Project)	5.250%	10/1/13 (Prere.)	4,570	4,646
Hillsborough County FL Industrial Development
Authority Pollution Control Revenue (Tampa
Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,022
Hillsborough County FL Industrial Development
Authority Revenue (University Community
Hospital)	6.500%	8/15/19 (ETM)	5,000	6,099
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,843
Jacksonville FL Economic Development
Commission Health Care Facilities Revenue
(Mayo Clinic)	5.000%	11/15/36	3,000	3,180
Jacksonville FL Electric Authority Power
Supply System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,147
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,942
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	4,500	4,936
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,853
Jacksonville FL Electric Authority Water &
Sewer Revenue	5.375%	10/1/39	1,125	1,161
Jacksonville FL Electric Authority Water &
Sewer Revenue VRDO	0.130%	6/7/13	500	500
Jacksonville FL Electric Authority Water &
Sewer Revenue VRDO	0.130%	6/7/13	2,200	2,200
Jacksonville FL Health Facilities Authority
Hospital Revenue (Baptist Medical
Center Project)	5.000%	8/15/27	2,500	2,709
Jacksonville FL Health Facilities Authority
Hospital Revenue (Baptist Medical
Center Project)	5.000%	8/15/37	3,800	4,009
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,541
Marion County FL Hospital District Health
System Improvement Revenue (Munroe
Regional Health System)	5.000%	10/1/29	6,540	6,942
Miami FL Special Obligation Revenue
(Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	2,168
Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,150
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,470
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,429
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/28	2,000	2,228

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	6,950	7,722
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,775	1,999
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	10,134
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	2,365	2,815
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/37 (2)	4,250	4,528
Miami-Dade County FL Professional Sports
Franchise Facilities Tax Revenue VRDO	0.130%	6/7/13 LOC	300	300
Miami-Dade County FL Public Facilities
Revenue (Jackson Memorial Hospital)	5.000%	6/1/28 (14)	2,090	2,180
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,831
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	9,051
1 Miami-Dade County FL Special Obligation
Revenue TOB VRDO	0.100%	6/3/13 LOC	5,095	5,095
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,417
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	5,059
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,000	7,947
1 Miami-Dade County FL Water & Sewer Revenue
TOB VRDO	0.160%	6/7/13 (4)	2,200	2,200
North Brevard County FL Hospital District
Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,193
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional Healthcare
System)	6.250%	10/1/13 (14)	1,890	1,926
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional Healthcare
System)	6.250%	10/1/16 (14)	1,515	1,651
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional Healthcare
System)	6.250%	10/1/18 (14)	5,770	7,050
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional Healthcare
System)	5.125%	11/15/39	9,000	9,519
Orange County FL Health Facilities Authority
Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	7,137
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,745
Orange County FL School Board COP VRDO	0.120%	6/7/13 LOC	6,500	6,500
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	8,500	8,998
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28 (12)	5,000	5,610
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28	2,000	2,219
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/30	1,000	1,103
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/32 (4)	5,340	5,895
Orlando FL Utility Commission Utility
System Revenue	5.000%	10/1/29	3,675	4,276
Orlando FL Utility Commission Utility
System Revenue	5.250%	10/1/39	2,500	2,863
Orlando FL Utility Commission Water &
Electric Revenue	5.000%	10/1/15 (Prere.)	2,100	2,319

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Palm Beach County FL Criminal Justice
Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,362
Palm Beach County FL Health Facilities
Authority Hospital Revenue (BRCH Corp.
Obligated Group)	5.625%	12/1/31	6,000	6,009
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/33	1,700	1,890
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/38	3,000	3,295
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	8,080
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,224
1 Palm Beach County FL School Board COP
TOB VRDO	0.160%	6/7/13	4,135	4,135
Palm Beach County FL Solid Waste
Authority Revenue	5.500%	10/1/28	5,000	5,846
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	2,000	2,282
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,238
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,186
Polk County FL Utility System Revenue	5.250%	10/1/13 (Prere.)	3,620	3,680
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,235
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,211
Putman County FL Authority Pollution Control
Revenue (Seminole Electric Cooperative Inc.
Project) PUT	5.350%	5/1/18 (2)	3,500	4,084
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial Hospital
Project)	5.625%	7/1/39	5,000	5,452
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial Hospital
Project) VRDO	0.060%	6/3/13 LOC	620	620
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,544
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,277
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,469
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,789
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	5,370
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	10,762
1 South Florida Water Management District COP
TOB VRDO	0.080%	6/3/13	8,900	8,900
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South Florida
Obligated Group)	5.000%	8/15/18	2,000	2,311
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South Florida
Obligated Group)	5.000%	8/15/20	5,000	5,726
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South Florida
Obligated Group)	5.000%	8/15/22	5,000	5,687
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/37	5,000	5,351
St. Johns County FL Development Authority
Revenue (Presbyterian Retirement Communities
Project)	6.000%	8/1/45	5,000	5,529
St. Johns County FL Industrial Development
Authority Health Care Revenue (Vicars Landing
Project)	5.000%	2/15/17	915	952

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
St. Johns County FL Ponte Vedra Utility
Systems Revenue	5.000%	10/1/30 (4)	3,650	3,893
St. Petersburg FL Health Facilities Authority
Revenue (All Children’s Hospital Inc.
Obligated Group)	6.500%	11/15/39	2,000	2,338
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,115
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	8,924
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,741
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,691
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	7,815
Tohopekaliga FL Water Authority Utility
System Revenue	5.750%	10/1/32	2,750	3,250
University of Central Florida Athletic
Association Inc. COP	5.000%	10/1/35 (14)	2,800	2,804
				506,409
New York (6.3%)
New York City NY GO	5.000%	3/1/32	5,000	5,730
New York City NY GO	5.000%	8/1/35	1,500	1,682
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/28	2,000	2,323
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/39	2,000	2,192
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/44	2,000	2,181
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/45	1,000	1,085
New York City NY Transitional Finance Authority
Building Aid Revenue	5.000%	7/15/32	800	899
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/18	3,000	3,617
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	2/1/33	2,500	2,851
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/39	1,455	1,606
New York Liberty Development Corp. Revenue	5.750%	11/15/51	2,000	2,319
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/21	1,000	1,190
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/31	2,000	2,243
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,332
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.000%	11/15/31	3,000	3,332
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	7/1/40	2,000	2,241
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	10/1/41	2,000	2,261
New York State Dormitory Authority Revenue
(New York University)	5.000%	7/1/39	2,000	2,235
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	6/15/31	2,000	2,303
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/34	2,000	2,230
New York State Dormitory Authority Revenue
(State University Educational Facilities)	5.000%	5/15/26	2,000	2,343

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York State Environmental Facilities Corp.
Revenue (State Revolving Funds)	5.000%	5/15/41	1,000	1,129
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/39	2,000	2,236
Triborough Bridge & Tunnel Authority New York
Revenue	5.000%	1/1/18	2,000	2,349
Triborough Bridge & Tunnel Authority New York
Revenue	5.000%	1/1/27	3,000	3,493
				58,402
Texas (5.5%)
Austin TX Water & Wastewater System
Revenue	5.000%	11/15/25	3,000	3,547
Central Texas Regional Mobility Authority
Revenue	5.000%	1/1/33	1,000	1,087
Dallas TX Area Rapid Transit Sales Tax
Revenue	5.250%	12/1/43	1,760	1,981
Dallas TX Waterworks & Sewer System
Revenue	5.000%	10/1/40	2,000	2,234
Fort Bend TX Grand Parkway Toll Road Authority
Revenue	5.000%	3/1/22	1,000	1,216
Fort Bend TX Grand Parkway Toll Road Authority
Revenue	5.000%	3/1/23	1,000	1,201
Frisco TX Independent School District GO	5.000%	8/15/40	1,000	1,120
Lower Colorado River Authority Texas Revenue	5.000%	5/15/26	3,000	3,477
North Texas Tollway Authority System Revenue	5.000%	9/1/30	2,000	2,298
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,290
North Texas Tollway Authority System Revenue	5.000%	1/1/36	1,900	2,073
North Texas Tollway Authority System Revenue	5.500%	9/1/41	2,000	2,308
Olmos Park TX Higher Education Facilities Corp.
Revenue (University of the Incarnate Word
Project)	5.000%	12/1/27	1,845	2,098
San Antonio TX GO	4.000%	8/1/14	1,000	1,044
San Antonio TX Water Revenue	5.000%	5/15/26	2,000	2,359
Tarrant County TX Cultural Education Facilities
Finance Corp. Hospital Revenue (Scott & White
Healthcare Project)	5.000%	8/15/43	1,000	1,087
Texas GO	5.000%	8/1/32	4,000	4,607
Texas Municipal Gas Acquisition & Supply
Corp. Revenue	5.000%	12/15/29	2,000	2,130
Texas State University System Financing
System Revenue	5.000%	3/15/42	2,000	2,186
Texas Transportation Commission Revenue	5.000%	8/15/41	2,500	2,663
University of Houston Texas Revenue	5.000%	2/15/22	2,560	3,052
University of Texas System Revenue Financing
System Revenue	5.000%	8/15/25	2,000	2,409
Waco TX Education Finance Corp. Revenue
(Baylor University)	5.000%	3/1/43	2,000	2,179
				50,646
Massachusetts (3.6%)
Massachusetts College Building Authority
Revenue	5.000%	5/1/41	2,000	2,228
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	1,325	1,392
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	3,000	3,520

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	10/1/16	3,000	3,429
Massachusetts GO	5.000%	10/1/17	3,000	3,533
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	1,235	1,615
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	2,000	2,323
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	3,000	3,475
2 Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/13	3,550	3,580
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/27	3,000	3,518
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,000	1,127
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	1,500	1,688
University of Massachusetts Building Authority
Revenue	5.000%	11/1/39	1,795	2,012
				33,440
California (3.2%)
California GO	5.000%	9/1/23	2,000	2,386
California GO	5.250%	10/1/24	3,000	3,580
California GO	5.000%	6/1/37 (14)	2,500	2,689
California GO	6.000%	11/1/39	1,500	1,800
California GO	5.000%	9/1/42	1,500	1,634
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	1,125	1,204
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/37	1,000	1,067
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	2,000	2,205
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	2,000	2,263
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/38	2,000	2,225
Mount Diablo CA Unified School District GO	5.000%	8/1/32	2,675	2,989
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	1,000	1,178
San Diego CA Community College District GO	5.000%	8/1/36	1,500	1,687
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/26	2,000	2,276
				29,183
Pennsylvania (2.6%)
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/21	3,050	3,508
Pennsylvania GO	5.000%	9/1/14 (4)	3,100	3,284
Pennsylvania GO	5.000%	3/1/15	2,065	2,233
Pennsylvania GO	5.000%	4/1/24	3,000	3,676
Pennsylvania GO	5.000%	4/1/28	3,000	3,550
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,142
Pennsylvania Turnpike Commission Motor
License Fund Revenue	5.000%	12/1/42	1,000	1,080
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	2,000	2,382
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	1,000	1,191
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	2,000	2,141
				24,187

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois (2.1%)
Chicago IL GO	5.250%	1/1/35	2,000	2,168
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,812
Chicago IL Transit Authority Sales Tax Receipts
Revenue	5.250%	12/1/36	1,000	1,118
Cook County IL Forest Preservation District GO	5.000%	12/15/32	1,000	1,116
Cook County IL GO	5.250%	11/15/28	2,000	2,303
Illinois Finance Authority Revenue (Ascension
Health Credit Group)	5.000%	11/15/37	1,000	1,103
Illinois Finance Authority Revenue (Loyola
University)	5.000%	7/1/42	2,000	2,184
Illinois Finance Authority Revenue (University
of Chicago)	5.000%	10/1/32	790	893
Illinois GO	5.000%	8/1/23	1,500	1,694
Illinois Unemployment Insurance Fund Building
Receipts Revenue	5.000%	6/15/20	1,000	1,070
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue (McCormick
Place Expansion Project)	5.000%	12/15/26	2,000	2,296
				19,757
Georgia (1.9%)
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	1,000	1,136
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/41	1,000	1,127
Georgia GO	5.000%	7/1/29	2,000	2,351
Georgia Municipal Electric Power Authority
Revenue	5.000%	1/1/39	2,000	2,203
Gwinnett County GA Water & Sewer Authority
Revenue	5.000%	8/1/20	2,900	3,558
Municipal Electric Authority Georgia Revenue
(Combined Cycle Project)	5.000%	11/1/22	3,000	3,639
Municipal Electric Authority Georgia Revenue
(Project One)	5.000%	1/1/21	3,000	3,591
				17,605
Ohio (1.8%)
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	1,300	1,404
Columbus OH GO	5.000%	12/15/13	2,000	2,052
Franklin County OH GO	5.000%	12/1/15	2,000	2,227
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/38	1,750	1,908
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/28	2,000	2,292
Ohio Capital Facilities Lease Appropriation
Revenue	5.000%	10/1/24	1,000	1,192
Ohio GO	5.000%	2/1/29	3,000	3,469
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	2,000	2,205
				16,749
Virginia (1.6%)
Chesapeake VA Toll Road Revenue	5.000%	7/15/47	1,000	1,040
Fairfax County VA Economic Development
Authority Transportation District Improvement
Revenue (Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,099

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk VA Water Revenue	5.000%	11/1/28	1,000	1,167
Roanoke VA Economic Development Authority
Hospital Revenue (Carilion Clinic Obligated
Group)	5.000%	7/1/28	1,640	1,823
Route 460 Funding Corp. of Virginia Toll Road
Revenue	5.125%	7/1/49	2,000	2,098
University of Virginia Revenue	5.000%	6/1/32	1,000	1,186
Virginia Commonwealth Transportation Board
Revenue	5.000%	3/15/22	2,000	2,453
Virginia Public School Authority Revenue	5.000%	8/1/16	3,860	4,389
				15,255
New Jersey (1.6%)
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/26	3,000	3,448
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/27	4,000	4,528
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/26	2,000	2,327
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	2,000	2,382
New Jersey Turnpike Authority Revenue	5.000%	1/1/31	1,700	1,896
				14,581
North Carolina (1.5%)
Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,528
Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,211
Charlotte NC GO	5.000%	7/1/27	3,000	3,599
North Carolina Capital Facilities Finance Agency
Revenue (Duke University Project)	5.000%	10/1/38	2,725	3,132
North Carolina Medical Care Commission Health
Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	500	544
Wake County NC GO	4.000%	2/1/14	2,000	2,051
				14,065
Connecticut (1.4%)
Connecticut GO	5.000%	11/1/16	2,000	2,289
Connecticut GO	5.000%	11/1/26	3,000	3,544
Connecticut GO	5.000%	3/1/27	3,000	3,556
Connecticut Health & Educational Facilities
Authority Revenue (Yale University)	5.000%	7/1/40	2,000	2,247
Hartford CT GO	5.000%	4/1/24	1,215	1,422
				13,058
Washington (1.3%)
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,260
University of Washington Revenue	5.000%	4/1/19	2,000	2,400
University of Washington Revenue	5.000%	7/1/34	2,000	2,278
Washington GO	5.000%	8/1/35	2,000	2,255
Washington State University General Revenue	5.000%	10/1/27	2,760	3,205
				12,398
Maryland (1.1%)
Baltimore County MD GO	5.000%	2/1/26	2,800	3,361
Maryland GO	5.000%	8/1/15	2,425	2,669
Maryland GO	5.000%	3/1/16	3,720	4,176
				10,206

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wisconsin (1.1%)
Wisconsin GO	5.000%	11/1/20	2,500	3,054
Wisconsin Public Power System Power Supply
System Revenue	5.000%	7/1/24	3,000	3,566
Wisconsin Transportation Revenue	5.000%	7/1/31	2,815	3,238
				9,858
New Hampshire (0.8%)
New Hampshire Health & Education Facilities
Authority Revenue (Concord Hospital)	5.000%	10/1/43	2,500	2,679
New Hampshire Health & Education Facilities
Authority Revenue (Southern New Hampshire
University)	5.000%	1/1/42	1,000	1,052
New Hampshire Health & Education Facilities
Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	3,000	3,545
				7,276
South Carolina (0.8%)
Charleston SC Educational Excellence Financing
Corp. Revenue (Charleston County School
District, South Carolina Project)	5.000%	12/1/24	3,000	3,562
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	3,000	3,468
				7,030
Tennessee (0.7%)
Metropolitan Government of Nashville & Davidson
County TN Water & Sewer Revenue	5.000%	7/1/26	1,000	1,195
Shelby County TN Health Educational & Housing
Facility Board Revenue (Methodist Le Bonheur
Healthcare)	5.000%	5/1/42	500	545
Tennessee GO	5.000%	10/1/16	2,000	2,294
Tennessee Housing Development Agency
Homeownership Program Revenue	4.000%	7/1/38	1,985	2,173
				6,207
Puerto Rico (0.6%)
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/42	1,000	954
Puerto Rico GO	5.250%	7/1/13 (Prere.)	775	778
Puerto Rico GO	5.000%	7/1/41	1,000	947
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	0.000%	7/1/36 (2)	8,000	1,883
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/43 (14)	5,000	943
				5,505
Alabama (0.5%)
Alabama Incentives Financing Authority Special
Obligation Revenue	5.000%	9/1/37	1,000	1,108
Huntsville AL GO	5.000%	5/1/26	2,860	3,331
				4,439
Minnesota (0.5%)
Minnesota General Fund Revenue	5.000%	3/1/28	1,000	1,165
Minnesota GO	5.000%	10/1/16	2,850	3,267
				4,432
Missouri (0.5%)
Curators of the University of Missouri System
Facilities Revenue	5.000%	11/1/24	1,500	1,783
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	5.000%	11/15/37	2,200	2,519
				4,302

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nebraska (0.4%)
Municipal Energy Agency of Nebraska Power
Supply System Revenue	5.000%	4/1/29	2,000	2,278
Nebraska Public Power District Revenue	5.000%	1/1/27	1,500	1,734
				4,012
Delaware (0.4%)
University of Delaware Revenue	5.000%	11/1/32	1,990	2,325
University of Delaware Revenue	5.000%	11/1/33	1,000	1,163
				3,488
Arizona (0.4%)
Pima County AZ Sewer Revenue	5.000%	7/1/26	2,000	2,312
Pima County AZ Sewer Revenue	5.000%	7/1/27	1,000	1,147
				3,459
Indiana (0.3%)
Indiana University Student Fee Revenue	5.000%	6/1/21	1,195	1,465
Indiana University Student Fee Revenue	5.000%	6/1/22	1,000	1,232
				2,697
New Mexico (0.3%)
New Mexico GO	5.000%	3/1/14	2,410	2,497

Hawaii (0.3%)
Hawaii GO	5.000%	12/1/18	2,000	2,404

Oregon (0.2%)
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,294

Mississippi (0.2%)
Mississippi GO	5.000%	10/1/36	2,000	2,247

District of Columbia (0.2%)
District of Columbia Water & Sewer Authority
Public Utility Revenue	5.000%	10/1/37	2,000	2,237

Kentucky (0.2%)
Kentucky Economic Development Finance
Authority Hospital Revenue (Baptist Healthcare
System Obligated Group)	5.250%	8/15/46	2,000	2,173

Louisiana (0.2%)
Louisiana State University Revenue	5.000%	7/1/24	1,000	1,183
Louisiana State University Revenue	5.000%	7/1/25	505	592
				1,775
Maine (0.2%)
Maine Health & Higher Educational Facilities
Authority Revenue (Eastern Maine Medical
Center Obligated Group)	5.000%	7/1/33	1,500	1,608

Colorado (0.1%)
Denver CO City & County Airport Revenue	5.000%	11/15/32	1,000	1,121

Oklahoma (0.1%)
Oklahoma Turnpike Authority Revenue	5.000%	1/1/28	775	894
Total Tax-Exempt Municipal Bonds (Cost $855,795)				917,896

Florida Focused Long-Term Tax-Exempt Fund

Market
Value
($000)
Other Assets and Liabilities (0.7%)
Other Assets	11,197
Liabilities	(5,092)
6,105
Net Assets (100%)	924,001

At May 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	857,995
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	3,928
Unrealized Appreciation (Depreciation)
Investment Securities	62,101
Futures Contracts	(23)
Net Assets	924,001

Investor Shares—Net Assets
Applicable to 10,595,755 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	127,435
Net Asset Value Per Share—Investor Shares	$12.03

Admiral Shares—Net Assets
Applicable to 66,231,391 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	796,566
Net Asset Value Per Share—Admiral Shares	$12.03

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $20,330,000, representing 2.2% of net assets.
2 Securities with a value of $403,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Interest	17,960
Total Income	17,960
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—Investor Shares	113
Management and Administrative—Admiral Shares	386
Marketing and Distribution—Investor Shares	15
Marketing and Distribution—Admiral Shares	65
Custodian Fees	8
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	624
Net Investment Income	17,336
Realized Net Gain (Loss)
Investment Securities Sold	4,637
Futures Contracts	(178)
Options on Futures Contracts	(4)
Realized Net Gain (Loss)	4,455
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(36,549)
Futures Contracts	(20)
Change in Unrealized Appreciation (Depreciation)	(36,569)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,778)

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,336	35,402
Realized Net Gain (Loss)	4,455	6,068
Change in Unrealized Appreciation (Depreciation)	(36,569)	61,606
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,778)	103,076
Distributions
Net Investment Income
Investor Shares	(2,449)	(5,142)
Admiral Shares	(14,887)	(30,260)
Realized Capital Gain
Investor Shares	(263)	—
Admiral Shares	(1,534)	—
Total Distributions	(19,133)	(35,402)
Capital Share Transactions
Investor Shares	(12,118)	(3,351)
Admiral Shares	(10,693)	5,004
Net Increase (Decrease) from Capital Share Transactions	(22,811)	1,653
Total Increase (Decrease)	(56,722)	69,327
Net Assets
Beginning of Period	980,723	911,396
End of Period	924,001	980,723

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.46	$11.60	$11.35	$11.31	$10.32	$11.53
Investment Operations
Net Investment Income	. 219	. 443	. 459	. 488	. 493	. 507
Net Realized and Unrealized Gain (Loss)
on Investments	(. 407)	. 860	. 250	. 040	. 990	(1.158)
Total from Investment Operations	(.188)	1.303	.709	. 528	1.483	(. 651)
Distributions
Dividends from Net Investment Income	(. 219)	(. 443)	(. 459)	(. 488)	(. 493)	(. 507)
Distributions from Realized Capital Gains	(. 023)	—	—	—	—	(. 052)
Total Distributions	(. 242)	(. 443)	(. 459)	(. 488)	(. 493)	(. 559)
Net Asset Value, End of Period	$12.03	$12.46	$11.60	$11.35	$11.31	$10.32

Total Return[1]	-1.52%	11.41%	6.44%	4.71%	14.63%	-5.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$127	$144	$138	$163	$219	$215
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.58%	3.67%	4.09%	4.26%	4.51%	4.57%
Portfolio Turnover Rate	15%	16%	30%	22%	22%	35%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.46	$11.60	$11.35	$11.31	$10.32	$11.53
Investment Operations
Net Investment Income	. 223	. 453	. 468	. 497	. 502	. 515
Net Realized and Unrealized Gain (Loss)
on Investments	(. 407)	. 860	. 250	. 040	. 990	(1.158)
Total from Investment Operations	(.184)	1.313	.718	. 537	1.492	(. 643)
Distributions
Dividends from Net Investment Income	(. 223)	(. 453)	(. 468)	(. 497)	(. 502)	(. 515)
Distributions from Realized Capital Gains	(. 023)	—	—	—	—	(. 052)
Total Distributions	(. 246)	(. 453)	(. 468)	(. 497)	(. 502)	(. 567)
Net Asset Value, End of Period	$12.03	$12.46	$11.60	$11.35	$11.31	$10.32

Total Return[1]	-1.48%	11.50%	6.53%	4.79%	14.72%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$797	$836	$774	$811	$782	$721
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.66%	3.75%	4.17%	4.34%	4.59%	4.64%
Portfolio Turnover Rate	15%	16%	30%	22%	22%	35%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Focused Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

Florida Focused Long-Term Tax-Exempt Fund

During the six months ended May 31, 2013, the fund’s average value of options written and options purchased represented 0% and less than 1% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at May 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Florida Focused Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	917,896	—
Futures Contracts—Assets[1]	61	—	—
Futures Contracts—Liabilities[1]	(120)	—	—
Total	(59)	917,896	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	390	50,395	(56)
30-Year U.S. Treasury Bond	September 2013	(114)	(15,964)	33

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $529,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2013, the cost of investment securities for tax purposes was $856,324,000. Net unrealized appreciation of investment securities for tax purposes was $61,572,000, consisting of unrealized gains of $64,466,000 on securities that had risen in value since their purchase and $2,894,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2013, the fund purchased $69,208,000 of investment securities and sold $67,400,000 of investment securities, other than temporary cash investments.

Florida Focused Long-Term Tax-Exempt Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2013		November 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	6,511	531	30,941	2,565
Issued in Lieu of Cash Distributions	1,902	156	3,520	291
Redeemed	(20,531)	(1,680)	(37,812)	(3,143)
Net Increase (Decrease) —Investor Shares	(12,118)	(993)	(3,351)	(287)
Admiral Shares
Issued	43,097	3,521	84,731	7,036
Issued in Lieu of Cash Distributions	10,868	892	19,491	1,611
Redeemed	(64,658)	(5,284)	(99,218)	(8,235)
Net Increase (Decrease)—Admiral Shares	(10,693)	(871)	5,004	412

H. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

In March 2013, Vanguard announced plans to merge Vanguard Florida Focused Long-Term Tax-Exempt Fund into Vanguard Long-Term Tax-Exempt Fund because there are no longer state tax benefits for Florida residents to invest in Florida municipal bonds. The merger proposal requires approval by Vanguard Florida Focused Long-Term Tax-Exempt Fund shareholders at a meeting to be held on July 22, 2013. If approved, the merger is expected to occur by the end of July 2013.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Focused Long-Term Tax-Exempt Fund	11/30/2012	5/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$984.79	$0.99
Admiral Shares	1,000.00	985.19	0.59
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Focused Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 19, 2013
VANGUARD FLORIDA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.